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                                                              EXHIBIT 10.3(1)(d)

                                 THIRD AMENDMENT
                                       TO
                             A. H. BELO CORPORATION
                      EMPLOYEE SAVINGS AND INVESTMENT PLAN
                     (As Restated Effective January 1, 1998)


         A. H. Belo Corporation, a Delaware corporation (the "Company"), pursuant to authority of the Compensation Committee of the Board of Directors, adopts the following amendments to the A. H. Belo Corporation Employee Savings and Investment Plan (the "Plan"):

         1. Section 1.31 of the Plan ("Year of Service") is amended by the addition of the following paragraph:

         An Employee who became an employee of KVUE-TV, Inc., a Delaware corporation, on June 1, 1999, and who immediately prior to that date was an employee of KVUE-TV, Inc., a Michigan corporation, will receive credit for an Hour of Service for each hour for which such Employee was paid or entitled to be paid by KVUE-TV, Inc., a Michigan corporation, or any of its affiliates, determined in accordance with Section 1.17 and will receive credit for his period of employment with KVUE-TV, Inc., a Michigan corporation, or any of its affiliates, calculated in the same manner as if it had been employment with a Controlled Group Member.

         2. Section 2.1 of the Plan ("Eligibility to Participate") is amended by the addition of the following paragraph:

         (x) Each Employee of KVUE-TV, Inc., a Delaware corporation, who on May 31, 1999, was an employee of KVUE-TV, Inc., a Michigan corporation, and scheduled to work at least 20 hours a week or who was otherwise eligible to participate in the Gannett Co., Inc. 401(k) Savings Plan will be eligible to participate as of the first payroll period beginning after May 31, 1999.

         3. Clause (ii) of Section 6.8(b) of the Plan, relating to the definition of an eligible rollover distribution, is amended by the addition of the following phrase:

                  and, effective for distributions after December 31, 1998, any distribution that qualifies as a hardship distribution under
                  Section 6.3,


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         4.       The first sentence of Section 10.2(i) is amended in its
entirety to read as follows :

         "Defined Contribution Dollar Limitation" means for any Limitation Year $30,000 as adjusted pursuant to Code Section 415(d) for Limitation Years beginning on or after January 1, 1995.

         5. The last paragraph of Section 10.2(m), relating to the definition of a highly compensated employee, is amended in its entirety to read as follows:

         For Plan Years beginning after December 31, 1996, the term "Highly Compensated Employee" means an Employee who was a 5-percent owner of a Controlled Group Member at any time during the Plan Year or who for the preceding Plan Year had Compensation in excess of $80,000 (as adjusted pursuant to Code Section 415(d)).

         6. Appendix A to the Plan ("Participating Employers") is amended to remove the following employers as Participating Employers in the Plan as of the dates indicated:

                         The Dallas Morning News Company
                            (After February 28, 1999)

                     Great Western Broadcasting Corporation
                              (After May 31, 1999)

                                  KHOU-TV, Inc.
                            (After February 28, 1999)

                              WFAA Television, Inc.
                            (After February 28, 1999)

         7. Appendix A to the Plan is further amended to add the following employers as Participating Employers as of the dates indicated:

                          The Dallas Morning News, L.P.
                              (As of March 1, 1999)

                                  KHOU-TV, L.P.
                              (As of March 1, 1999)


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                                  KVUE-TV, Inc.
                              (As of June 1, 1999)

                                  WFAA-TV, L.P.
                              (As of March 1, 1999)

            Executed at Dallas, Texas, this 29th day of July, 1999.



                                        A. H. BELO CORPORATION



                                        By:  /s/ DUNIA A. SHIVE
                                           ----------------------------------
                                        Name:   Dunia A. Shive
                                        Title:  Senior Vice President/CFO